Exhibit 10(ggg)

                        MacAndrews & Forbes Holdings Inc.
                               35 East 62nd Street
                            New York, New York 10021

                                                October 8, 2003

SIGA Technologies, Inc.
420 Lexington Avenue, Suite 601
New York, New York 10170
Attention:  Thomas N. Konatich

Dear Mr. Konatich:

            Reference is made to the Securities Purchase Agreement (the "Purchase Agreement"), dated August 13, 2003, by and between SIGA Technologies, Inc. (the "Company") and MacAndrews & Forbes Holdings Inc. ("M & F"). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

            Pursuant to Section 10.5 of the Purchase Agreement, M & F hereby assigns in part its right to purchase Shares and Warrants to a Permitted Transferee (the "Assignee") as set forth on Schedule A hereto.

            The undersigned Assignee hereby agrees that it will be bound by all provisions of the Purchase Agreement that are binding on the Purchaser thereunder. Without limiting the foregoing, the Assignee hereby represents and warrants to the Company that:

1. Investment Representations and Warranties. The Assignee understands that the Securities have not been, and will not upon issuance be, registered under the Securities Act, and that the certificates evidencing the Securities shall bear a legend to that effect, unless prior to issuance, the Securities shall have been so registered.

2. Acquisition for Own Account. The Assignee is acquiring the Securities for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act.

3. Ability to Protect Its Own Interests and Bear Economic Risks; Understanding of Use of Proceeds. By reason of the business and financial experience of its management, the Assignee has the capacity to protect its own interests in connection with the transactions contemplated by the Purchase Agreement. The Assignee is able to bear the economic risk of an investment in the Securities, and has an adequate income independent of any income produced from an investment in the Securities and has sufficient net worth to sustain a loss of all of its investment in the Securities without economic hardship if such a loss should occur. The Assignee understands in all material respects the purposes for which the proceeds to the Company from the sale of the Shares and the Warrants will be used, as such purposes are set forth in Section
      7.8 of the Purchase Agreement.

4. Accredited Investor. The Assignee is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.

5. Access to Information. The Assignee has been furnished with the materials relating to the Company's business, operations, financial condition, assets, liabilities and other matters relevant to the Assignee's investment in the Securities, which have been requested by the Assignee. The Assignee has had adequate opportunity to ask questions of, and receive answers from, the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Securities.

            In connection with the assignment to the Assignee, Section 7.7(a) of the Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

            "(a) (i) At such time as MacAndrews & Forbes Holdings Inc. ("M & F") and TransTech Pharma, Inc. ("TTP") shall have invested an aggregate of $5,000,000 or more in Shares and, with respect to the M & F Representative (as defined below), for so long as M & F, together with its Affiliates (other than TTP), beneficially owns at least 1,700,000 Shares (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event), and, with respect to the TTP Representative (as defined below), for so long as TTP, together with its Affiliates (other than M & F, its officers or Affiliates), beneficially owns at least 1,700,000 Shares (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event), the Company shall use its reasonable best efforts to appoint to its Board of Directors one individual designated by M & F (the "M & F Representative") and one individual designated by TTP (the "TTP Representative" and together with the M & F Representative, the "Purchaser Representatives"). Prior to such time, the Company shall enter into indemnification agreements with each of the Purchaser Representatives on terms no less favorable to the Purchaser Representatives than the terms of the indemnification agreements of the existing members of the Board of Directors.

            (ii) The initial Purchaser Representatives shall be those Persons who are designated by M & F or TTP, as the case may be, following the fulfillment of the conditions set forth in Section 7.7(a)(i) hereof to serve until their successors are duly elected; and thereafter the Purchaser


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      Representatives shall be elected at the same time as other members of the
      Company's Board of Directors. If for any reason the M & F Representative or the TTP Representative shall resign or otherwise be removed from the Company's Board of Directors, then the Company shall use its reasonable best efforts to appoint, as his or her replacement, the individual designated by M & F or TTP, as the case may be."

            Further, Section 7.7(d) of the Purchase Agreement is hereby amended by deleting the phrase "M & F Representatives" and inserting in lieu thereof the phrase "Purchaser Representatives."

            As modified hereby, the Purchase Agreement and its terms and provisions are hereby ratified and confirmed for all purposes and in all respects.

            The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New York), of New York shall govern the enforceability and validity of this letter agreement, the construction of its terms and the interpretation of the rights and duties of the parties. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on either party anywhere in the world, whether within or without the jurisdiction of any such court.

            Nothing expressed or referred to in this letter agreement will be construed to give any person other than the parties to this letter agreement and the Company any legal or equitable right, remedy, or claim under or with respect to this letter agreement or any provision of this letter agreement. This letter agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this letter agreement and the Company.

            No change or modification of this letter agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this letter agreement shall be valid unless in writing and signed by the party waiving its rights. The failure of any party at any time to insist upon, or any delay by either party at any time to insist upon, strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

                                    * * * * *


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

            Please indicate your agreement with the foregoing by executing and returning the enclosed copy of this letter agreement.

                                        Sincerely,

                                        MACANDREWS & FORBES HOLDINGS INC.


                                        By: /s/ Howard Gittis
                                            -----------------
                                            Name: Howard Gittis
                                            Title: Vice Chairman

                 [SIGNATURE PAGE TO ASSIGNMENT LETTER AGREEMENT]

ACCEPTED AND AGREED:

TransTech Pharma, Inc.


By: /s/ Adnan Mjalli
    ----------------
Name: Adnan Mjalli
Title: President and CEO

                 [SIGNATURE PAGE TO ASSIGNMENT LETTER AGREEMENT]

ACCEPTED AND AGREED:

SIGA Technologies, Inc.


By: /s/ Thomas N. Konatich
    ----------------------
Name: Thomas N. Konatich
Title: Acting Chief Executive Officer

                 [SIGNATURE PAGE TO ASSIGNMENT LETTER AGREEMENT]

                                                                      Schedule A

                             Assignment to Assignee

------------------------------------------------------------------------------------------
Name of Assignee           Maximum Number of Tranche B    Maximum aggregate purchase price
                           Shares which Assignee is       which Assignee is to pay for
                           assigned right to purchase     Tranche B Shares at the Per
                                                          Share Purchase Price  (Tranche B
                                                          Warrants to be issued for no
                                                          additional consideration)
------------------------------------------------------------------------------------------
TransTech Pharma, Inc.     3,472,222                      $4,999,999.68
------------------------------------------------------------------------------------------